ABERDEEN FUNDS

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Financial Services Fund

Aberdeen International Equity Fund

Aberdeen Natural Resources Fund

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Aberdeen Small Cap Fund

Aberdeen Tax-Free Income Fund

Aberdeen U.S. Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Aberdeen Funds Statutory Prospectus dated March 1, 2010, as supplemented to date (“Prospectus”), and Statement of Additional Information dated March 1, 2010, as supplemented to date, for the above-referenced Funds:

Conversion of Class B Shares into Class A Shares

The Board of Trustees (“Board”) of the Funds has approved a proposal to convert all Class B shares of each Fund into Class A shares of the Fund (the “Conversion”).

Class A shares currently have lower operating expenses than Class B shares.  Unlike Class B shares which are subject to a contingent deferred sales charge, Class A shares are subject to a maximum 5.75% front-end sales charge, with the exception of the Aberdeen Tax-Free Income Fund which is subject to a maximum 4.75% front-end sales charge.  Class A shares received as a result of the Conversion will not be subject to the front-end sales charge.  For more information on the fees and expenses of Class A shares, please see the “Fees and Expenses” section for each Fund in the Prospectus. Additional copies of the Prospectus may be obtained free of charge by calling 866-667-9231.

The Conversion is expected to take place on or about February 28, 2011.  The Fund may cease to offer Class B shares prior to the Conversion.

The Conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Termination of Sub-Adviser for Aberdeen Tax-Free Income Fund

The Board has approved the termination of Credit Suisse Asset Management, LLC (“CS”) as sub-adviser for the Aberdeen Tax-Free Income Fund effective February 28, 2011.  Following such termination, the Fund’s investment adviser, Aberdeen Asset Management Inc. (“AAMI”) will assume the day to day responsibilities for managing the Aberdeen Tax-Free Income Fund.  The management fee payable by the Aberdeen Tax-Free Income Fund to AAMI will not change.

AAMI’s U.S. Fixed Income team will be responsible for the day-to-day management of the Aberdeen Tax-Free Income Fund:

Christopher Gagnier, Head of U.S. Fixed Income

Christopher Gagnier serves as Head of U.S. Fixed Income and joined AAMI in 2005 when AAMI acquired a portion of the fixed income business of Deutsche Asset Management (“Deutsche”). He has oversight of the U.S. fixed income investment team and process. Christopher has headed the Core Strategy since 1999 (as an employee at Deutsche) and is senior portfolio manager for corporate and high yield securities for AAMI. Christopher is also primarily responsible for strategy allocations and portfolio management for the Fund. Prior to joining AAMI, Christopher served as a Managing Director of Deutsche, which he joined in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank. Christopher has a B.S. from Wharton School of Business and an M.B.A. from University of Chicago.

Stephen Cianci, CFA*, Senior Portfolio Manager

Stephen Cianci is a senior portfolio manager for the U.S. Fixed Income team. He joined AAMI in 2010 from Logan Circle Partners where he was co-head of their Core and Core Plus fixed income strategies, lead portfolio manager for Short Duration products and the Head of Structured Products since 2007.  Previously, Stephen held similar roles as a senior portfolio manager at Delaware Investments from 1992 to 2007. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University.  Stephen graduated with an MBA and BA from Widener University.

Michael Degernes, Portfolio Manager

Michael Degernes is a portfolio manager on the U.S. Fixed Income Team. Michael joined AAMI in 2005 when AAMI acquired a portion of the fixed income business of Deutsche. Previously, Michael worked at Bank of America and Bank of America Securities where he was managing director and fixed income analyst. Michael also worked for NationsBank Leasing as senior vice president for utility leasing and financial structuring. Prior to that, Michael worked for Nova Northwest, Inc as Chief Financial Officer. Michael also worked for PacifiCorp as vice president of finance and assistant treasurer responsible for execution of short and long-term financing. Michael began his career with Washington Utilities & Transport Commission as economist and expert witness in utility rate cases.  Michael graduated with a BS from Washington State University and a MS from University of California.

Edward Grant, Portfolio Manager

Edward Grant is a portfolio manager on the U.S. Fixed Income team. Edward joined AAMI in 2005 when AAMI acquired a portion of the fixed income business of Deutsche. Before joining AAMI, Edward worked for PNC and Deutsche Bank Capital Corp where he was a fixed income portfolio manager. Previously, Edward worked for Raymond James & Associates as Head of Corporate Research. Prior to that, Edward worked for American Century Investments and ING Investment Management as credit analyst. Edward graduated with a BS from Lebanon Valley College and a MBA from Widener University.

James Faunce, CFA*, Sector Manager

James Faunce is a sector manager on the U.S. fixed income team. James joined AAMI in 2005 when AAMI acquired a portion of the fixed income business of Deutsche.  Previously, James worked at Harleysville Asset Management as fixed income investment analyst. Prior to that, James worked for Miller Anderson & Sherrerd as an analyst for global fixed income. James also worked for SEI Corp where he was a fund accountant supervisor for international equity and fixed income mutual funds.  James graduated with a BA from Ursinus College and is a CFA* Charterholder.

William Hines, Portfolio Manager

William Hines is a sector manager on the U.S. fixed income team. William joined AAMI in 2005 when AAMI acquired a portion of the fixed income business of Deutsche.  Previously, William worked as a security maintenance administrator, before moving on to become research analyst. Prior to that, William worked for Delaware Investments as a portfolio accountant and administrator.  William graduated with a BA from Temple University and an MBA from Drexel University.

* CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

THIS SUPPLEMENT IS DATED December 30, 2010

Please keep this supplement for future reference.

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